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                                                                    EXHIBIT 32.2



                                  CERTIFICATION
                PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
          OF 2002 (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63
                        OF TITLE 18, UNITED STATES CODE)

         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Glimcher Realty Trust, a Maryland Real Estate Investment Trust (the "Company"), does hereby certify, to such officer's knowledge, that:

         The Quarterly Report on Form 10-Q for the quarterly quarter ended June 30, 2003 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:    February 20, 2004                  /s/ Herbert Glimcher
        ---------------------------         ------------------------------
                                            Herbert Glimcher
                                            Chairman of the Board and
                                            Chief Executive Officer


Date:    February 20, 2004                  /s/ Melinda A. Janik
        ---------------------------         ------------------------------
                                            Melinda A. Janik
                                            Senior Vice President and
                                            Chief Financial Officer


         A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.